Exhibit 10.20

AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”), dated as of October 26, 2015, amends that certain Second Amended and Restated Limited Liability Company Agreement of Springleaf Financial Holdings, LLC, a Delaware limited liability company (the “Company”), dated as of June 6, 2013, as amended on October 13, 2015, by and among the Company and the Members (the “Agreement”).
W I T N E S S E T H
WHEREAS, it has been proposed that, among other things, (i) Jay Levine and John Anderson each surrender to the Company for cancellation a portion of their outstanding Series B-1 Incentive Units (the “Surrender”), (ii) David Hogan and Bradford Borchers (the “Executives”) be awarded newly-issued Series B-3 Incentive Units (as defined in the Amendment) (the “Issuance”) and (iii) Messrs. Levine and Anderson sell to the Executives a portion of their outstanding Series B Common Units;
WHEREAS, in connection with the foregoing, (i) the Board has approved each of the Surrender and the Issuance and (ii) the Board and the Members holding a Majority Interest have determined to amend the Agreement in accordance with Section 14.1 of the Agreement as set forth herein and have adopted and approved the Amendment; and
WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.The definition of “Series B Incentive Unit” is hereby amended and restated in its entirety to read as follows:
““Series B Incentive Units” shall mean the Series B-1 Incentive Units, the Series B-2 Incentive Units and the Series B-3 Incentive Units.”
2.The definition of “Aggregate Series B Incentive Unit Percentage” is hereby amended and restated in its entirety to read as follows:
““Aggregate Series B Incentive Unit Percentage” shall mean a Member’s Aggregate Series B-1 Incentive Unit Percentage, Series B-2 Incentive Unit Percentage or Series B-3 Incentive Unit Percentage, as applicable.”
3.The following definitions are hereby added to Article I:
“Aggregate Series B-3 Incentive Unit Percentage” of a Member as of a specified date shall mean the percentage determined by dividing (A) the aggregate number of Series B-3 Incentive Units held by such Member as of such date by (B) 456.”
“Series B Third Priority Distributions” shall have the meaning set forth in Section 6.5(c).
4.Clauses (v) and (vi) of Section 5.1(f) are hereby amended and restated in their entirety to read as follows:

“(v) Each “Series B-1 Incentive Unit” shall represent a Series Interest in Series B, shall be designated as a Series B-1 Incentive Unit of the Company, and shall be entitled to the Distributions provided for in Sections 6.5(b), 6.5(c) and 6.5(d). On or about the date hereof, the Series B-1 Incentive Units listed on Schedule A, as may be updated from time to time to reflect the issuance of additional Units or the Transfer, forfeiture or repurchase of Units, as provided for in this Agreement, have been (or promptly will be) issued to the applicable Management Member.
(vi) Each “Series B-2 Incentive Unit” shall represent a Series Interest in Series B, shall be designated as a Series B-2 Incentive Unit of the Company, and shall be entitled to the Distributions provided for in Section 6.5(c) and 5.6(d). On or about the date hereof, the Series B-2 Incentive Units listed on Schedule A, as may be updated from time to time to reflect the issuance of additional Units or the Transfer, forfeiture or repurchase of Units, as provided for in this Agreement, have been (or promptly will be) issued to the applicable Management Member.
(vii) Each “Series B-3 Incentive Unit” shall represent a Series Interest in Series B, shall be designated as a Series B-3 Incentive Unit of the Company, and shall be entitled to the Distributions provided for in Section 5.6(d). On or about the date hereof, the Series B-3 Incentive Units listed on Schedule A, as may be updated from time to time to reflect the issuance of additional Units or the Transfer, forfeiture or repurchase of Units, as provided for in this Agreement, have been (or promptly will be) issued to the applicable Management Member.”
5.Clause (iv) of Section 5.1(i) is hereby amended to add the following language after the first reference to “Series B-2 Incentive Units”:
“or Series B-3 Incentive Units, as applicable,”
6.Section 6.5(c) is hereby amended to add the following language at the end of such section:
“until the aggregate amount distributed to holders of the Series B Common Units, Series B-1 Incentive Units and Series B-2 Incentive Units pursuant to Section 6.5(a), Section 6.5(b) and this Section 6.5(c) equals $3,455,234,375 (the Distributions made pursuant to this Section 6.5(c) being referred to herein as “Series B Third Priority Distributions”)”
7.The following provision is hereby added as a new Section 6.5(d):
“Fourth, after Series B Third Priority Distributions shall have been made, (w) 82.500% of any subsequent Distributions shall be made to the holders of Series B Common Units in accordance with their respective Aggregate Series B Common Unit Percentages, (x) 15.833% of any such Distributions shall be made to the holders of Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages; provided that to the extent the full 15.833% (or any amount of distributions reallocated to the Series B-1 Incentive Units pursuant to the provisos in clauses (y) and (z) of this Section 6.5(d)) is not distributable hereunder due to the outstanding Series B-1 Incentive Units representing less than 100% of the total number of Series B-1 Incentive Units authorized, any remaining amounts shall be distributed to the holders of the Series B Common Units in accordance with their respective Aggregate Series B Common Unit Percentages, (y) 1.000% of any such Distributions shall be made to holders of Series B-2 Incentive Units in accordance with their respective Aggregate Series B-2 Incentive Unit Percentages; provided that to the extent the full 1.000% is not distributable hereunder due to the outstanding Series B-2 Incentive Units representing less than 100% of the total number of Series B-2 Incentive Units authorized, any remaining amounts shall be distributed to the holders of the Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages, and (z) 0.666% of any such Distributions shall be made to holders of Series B-3 Incentive Units in accordance with their respective Aggregate Series B-3 Incentive Unit Percentages; provided that to the extent the full 0.666% is not distributable hereunder due to the outstanding Series B-3 Incentive Units representing less than 100% of the total number of Series B-3 Incentive Units authorized, any remaining amounts shall be distributed to the holders of the Series B-1 Incentive Units in accordance with their respective Aggregate Series B-1 Incentive Unit Percentages.”
1.The Membership Table included as Schedule A to the Agreement is hereby replaced with the Membership Table attached hereto as Exhibit A.
2.The provisions (or portions thereof) of the Agreement which have not been modified or amended by this Amendment shall remain in full force and effect.
3.This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.
4.In accordance with Section 14.1(d), this Amendment shall be binding on all Members and Assignees, whether or not such Member or Assignee has executed the Agreement or this Amendment.
5.This Amendment may be executed in two or more counterparts by the parties hereto, each of which when so executed will be an original, but all of which together will constitute one and the same instrument.
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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers thereunto duly as of the date first above written.
COMPANY:

SPRINGLEAF FINANCIAL HOLDINGS, LLC

By:     /s/ Randal A. Nardone
Name:     Randal A. Nardone
Title:     President

MEMBER OF THE COMPANY
HOLDING A MAJORITY INTEREST:

FCFI ACQUISITION LLC

By:     /s/ Randal A. Nardone
Name:     Randal A. Nardone
Title:     President

MANAGEMENT MEMBERS

JAY LEVINE

/s/ Jay Levine

JOHN ANDERSON

/s/ John Anderson

MEMBERSHIP TABLE                    EXHIBIT A

Name & Address (including fax number) of Member	Initial Capital Contribution to Series A	Initial Capital Contribution to Series B	Additional Capital Contributions to Series A	Additional Capital Contributions to Series B	Number of Series A Common Units and Aggregate Series A Common Unit Percentage	Number of Series B Common Units and Aggregate Series B Common Unit Percentage	Number of Series A Incentive Units and Aggregate Series A Incentive Unit Percentage	Number of Series B-1 Incentive Units and Aggregate Series B-1 Incentive Unit Percentage	Number of Series B-2 Incentive Units and Aggregate Series B-2 Incentive Unit Percentage	Number of Series B-3 Incentive Units and Aggregate Series B-3 Incentive Unit Percentage
FCFI Acquisition LLC c/o Fortress Investment Group LLC 1345 Avenue of the Americas, 46th Floor New York, NY 10019 (F) (212) 798-6120 Attn: Mr. Randal A. Nardone E-mail: rnardone@fortress.com with a copy (which shall not constitute notice) to: Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036 (F) (212) 735-2000 Attention:Gregory A. Fernicola Joseph A. Coco		$1,280,000,000				1,280,000 Units; 99.9955%
AIG Capital Corporation
c/o American International Group, Inc.
80 Pine Street
New York, NY 10005
(F) (212) 425-2175
Attn: General Counsel

and the Observer, as from time to time appointed by AIG Capital
E-mail: Jeff.Swiatek@aig.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY  10153
(F)  (212) 310-8007
Attention:Michael J. Aiello
Joseph T. Verdesca
	$240,000,000 (Series A-1); $80,000,000 (Series A-2)				240,000 (Series A-1); 80,000 (Series A-2); 99.994%
Jay Levine Address, e-mail and fax number as shown in the Company’s personnel records			$13.333.33 (Series A-1)	$44,775.703	13.422 (Series A-1) 0.004%	34.124 0.0027%	2,000 Units; 66.66%	7,240 Units; 66.66%
John Anderson Address, e-mail and fax number as shown in the Company’s personnel records			$6,666.76 (Series A-1)	$22,387.920	6.711 (Series A-1) 0.002%	17.063 0.0013%	1,000 Units; 33.33%	3,620 Units; 33.33%

Name & Address (including fax number) of Member	Initial Capital Contribution to Series A	Initial Capital Contribution to Series B	Additional Capital Contributions to Series A	Additional Capital Contributions to Series B	Number of Series A Common Units and Aggregate Series A Common Unit Percentage	Number of Series B Common Units and Aggregate Series B Common Unit Percentage	Number of Series A Incentive Units and Aggregate Series A Incentive Unit Percentage	Number of Series B-1 Incentive Units and Aggregate Series B-1 Incentive Unit Percentage	Number of Series B-2 Incentive Units and Aggregate Series B-2 Incentive Unit Percentage	Number of Series B-3 Incentive Units and Aggregate Series B-3 Incentive Unit Percentage
Scott T. Parker Address, e-mail and fax number as shown in the Company’s personnel records				$7,659.457 (deemed contribution attributable to purchased Units)		3.233 0.0003%			684 Units 100%
David Hogan Address, e-mail and fax number as shown in the Company’s personnel records				$2,588.460 (deemed contribution attributable to purchased Units)		1.078 0.0001%				228 Units 50%
Bradford Borchers Address, e-mail and fax number as shown in the Company’s personnel records				$2,588.460 (deemed contribution attributable to purchased Units)		1.078 0.0001%				228 Units 50%

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